CONSENT AND AMENDMENT TO INDENTURE

THIS CONSENT AND AMENDMENT TO INDENTURE (this “Amendment”) is entered into as of July ___, 2007, by and among CHARYS HOLDING COMPANY, INC., a Delaware Corporation (the “Company”), the GUARANTORS as defined herein (the “Guarantors”), THE BANK OF NEW YORK CORPORATE TRUST COMPANY, N.A., a national banking association, as Trustee (the “Trustee”), and the HOLDERS of the 8.75% Senior Convertible Notes due 2012 described below (the “Holders”).

WHEREAS, the Company, the Guarantors and the Trustee are parties to that certain Indenture dated February 16, 2007, pursuant to which the Company has issued to the Holders $175,000,000 principal amount of 8.75% Senior Convertible Notes due 2012; and that certain Indenture dated March 8, 2007, pursuant to which the Company has issued to the Holders $26,250,000 principal amount of 8.75% Senior Convertible Notes due 2012 (both of such Indentures being collectively referred to as the “Indenture”); and

WHEREAS, the Indenture contains provisions restricting the amount of Indebtedness that can be incurred by the Company and the Subsidiaries; and

WHEREAS, the Indenture contains a definition of “Existing Secured Indebtedness”; and

WHEREAS, the Company has refinanced its Series D preferred stock in exchange for Subordinated Unsecured Convertible Notes in an aggregate amount of $15,037,278, pursuant to that certain Securities Exchange Agreement dated as of April 30, 2007, by and among the Company and the investors listed on the Schedule of Investors attached thereto, all more fully described in a Form 8-K filed by the Company with the Securities and Exchange Commission on May 24, 2007 (the “Series D Transaction”); and

WHEREAS, all capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Indenture and the Series D Transaction, unless the context requires otherwise; and

WHEREAS, pursuant to the terms of the Indenture, the Series D Transaction and the amendment described herein require the consent of the Trustee and the Holders; and

WHEREAS, the Trustee and the Holders are willing to grant such consent subject to the terms and conditions of this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.           Amendment.  The definition of Existing Secured Indebtedness in Section 1.1 of the Indenture, is amended to read in its entirety as follows:

“Existing Secured Indebtedness” means Secured Indebtedness existing as of the date hereof and identified on Schedule A to this Indenture and such Secured Indebtedness as may, following the Issue Date be obtained in order to refinance or otherwise replace such identified Secured Indebtedness, in the same or lesser amounts as the amounts identified in said schedule and outstanding as of the Issue Date (or in the case of a revolving credit facility, the maximum principal amount which may be borrowed from time to time under such facility) but, in any case, only to the extent the terms thereof expressly require subordination of the Securities.

2.           Consent.  Notwithstanding anything contained to the contrary in the Indenture, the Trustee and the Holders do hereby consent to the issuance by the Company of the Subordinated Unsecured Convertible Notes described in the Series D Transaction.  The Trustee and the Holders do hereby agree that the Indenture shall be deemed to be amended in all respects in order to permit the Series D Transaction.

3.           Effect of this Amendment.  The parties hereto understand that in order for this Amendment to become effective, only Holders of a majority of the aggregate principal amount of the Notes currently outstanding ($201,250,000) must execute this Amendment.  If this Amendment becomes operative, all Holders will be bound thereby notwithstanding the fact that all of the Holders did not consent to this Amendment.

4.           Ratification and Republication.  Except as amended by this Amendment, the parties do hereby ratify and republish the Indenture which, as amended hereby, remains in full force and effect.

5.           Representations and Warranties of the Parties.  Each of the Company and the Guarantors hereby represent and warrant that (a) it has all requisite power and authority to execute and deliver this Amendment, and (b) no Event of Default exists under the Indenture or will exist after giving effect to the amendments effected by this Amendment.  The Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel as required by Sections 13.4 and 13.5 of the Indenture.

6.           Incorporation by Reference.  The attachment to this Amendment referred to or included herein constitutes an integral part to this Amendment and is incorporated into this Amendment by this reference.

7.           Binding Effect.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8.           Counterparts.  This Amendment may be executed in two or more counterparts (delivery of which may occur via facsimile or as an attachment to an electronic mail message in “PDF” or similar format), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument.  This Agreement, to the extent signed and delivered by means of a facsimile machine or as an attachment to an electronic mail message in “PDF” or similar format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

9.           Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to New York choice of law rules.

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IN WITNESS WHEREOF, the Company, the Guarantors, the Trustee, and the Holders have caused this Amendment to be duly executed as of the date first written above.

COMPANY:	TRUSTEE:

CHARYS HOLDING COMPANY, INC.	THE BANK OF NEW YORK CORPORATE TRUST COMPANY, N.A.

By	By
Billy V. Ray, Jr., Chief Executive Officer	,

GUARANTORS:

CROCHET & BOREL SERVICES, INC.	COTTON HOLDINGS 1, INC.

By:	By:
Name:		Name:
Title:		Title:

C&B HOLDINGS, INC.	COTTON TELECOM, INC.

By:	By:
Name:		Name:
Title:		Title:

COMPLETE TOWER SOURCES INC.	MITCHELL SITE ACQUISITION, INC.

By:	By:
Name:		Name:
Title:		Title:

LFC, INC.	VIASYS NETWORK SERVICES, INC.

By:	By:
Name:		Name:
Title:		Title:

VIASYS SERVICES, INC.	AYIN TOWER MANAGEMENT SERVICES, INC.

By:	By:
Name:	Name:
Title:	Title:

COTTON COMMERCIAL USA, L.P.	COTTON RESTORATION OF CENTRAL
By: Cotton USA GP, LLC, its General Partner	TEXAS, LP
By: CCI-GP, LLC, its General Partner

By:	By:
Name:	Name:
Title:	Title:

HOLDERS:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

HOLDERS:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

Attachment:
Attachment A – Existing Secured Indebtedness

Schedule A
Existing Secured Indebtedness

$35,000,000 Secured Revolving Credit Facility dated August 28, 2006 extended by New Stream Commercial Finance, LLC to and allocated among Subsidiaries of the Company initially as set forth below.  The Company may amend the foregoing $35,000,000 Secured Revolving Credit Facility to re allocate the amounts applicable among the Subsidiaries set forth below as it deems in the best interest of the Company and the Subsidiaries:

Subsidiary	Amount
Cotton Companies	$25,000,000
Ayin Tower Management Services Inc.	2,000,000
Viasys Services Inc. and/or Viasys Network Services, Inc.	3,000,000
Digital Communication Services Inc.	1,000,000
Mitchell Site Acquisition Services Inc.	3,000,000
LFC, Inc.	1,000,000
Total	$35,000,000

$14,000,000 Secured Revolving Credit Facility, dated November 8, 2006, extended by New Stream to between Ayin Tower Management Services, Inc. (a Subsidiary).  The current outstanding balance under this credit facility is approximately $6,400,000, which is payable on November 8, 2008.

4.74% Promissory Note, in the principal amount of $77,932,514.15, made by the Company in favor of Troy Crochet and payable on January 31, 2009.  Following the closing of the Units and the repayment of $19,000,000 of such indebtedness from the proceeds of the sale of the Units, there will be $58,932,514.15 of unpaid principal amount outstanding under the Promissory Note.

5% Secured Promissory Note, in the principal amount of $5,250,000, made by the Company to Rock Creek Equity Holdings, LLC and J. Alan Shaw, payable January 31, 2007.  The current outstanding balance under this credit facility is approximately $950,000, which will be repaid from the proceeds of the sale of the Units.

Secured Promissory Note, in the principal amount of up to $2,000,000, made by Method IQ, Inc. to CAPCO Financial Company (“CAPCO”), a division of Greater Bank N.A.

Secured Promissory Note, in the principal amount of up to $3,000,000, made by CCI Telecom, Inc. to CAPCO.

Secured Promissory Note, in the principal amount of up to $2,400,000, made by Complete Tower Sources Inc. to the Whitney National Bank.

Secured Promissory Note, in the principal amount of up to $1,000,000, made by Digital Communications Services, Inc. to Wachovia National Bank.

10% Subordinated Convertible Debenture, in the principal amount of $1,052,632, made by the Company to Imperium Partner Group.